Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT dated as of April 23, 2024 (this “Amendment”), among AMCOR PLC, a Jersey public limited company (“Parent”), AMCOR PTY LTD, an Australian proprietary company (“Amcor Australia”), AMCOR FINANCE (USA), INC., a Delaware corporation (“Amcor US”), AMCOR UK FINANCE PLC, an England and Wales public limited company (“Amcor UK”), AMCOR FLEXIBLES NORTH AMERICA, INC., a Missouri corporation (“Amcor Flexibles”), the LENDERS party hereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent.

WHEREAS, reference is made to the Three-Year Syndicated Facility Agreement dated as of April 26, 2022 (the “Facility Agreement”), among Parent, Amcor Australia, Amcor US, Amcor UK, Amcor Flexibles (together with Amcor Australia, Amcor US and Amcor UK, the “Borrowers”), the Lenders from time to time party thereto and JPMorgan, as Administrative Agent and Foreign Agent, pursuant to which the Lenders have agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein;

WHEREAS, Parent has requested, pursuant to Section 2.07(b) of the Facility Agreement, that the Maturity Date be extended from April 26, 2025 to April 25, 2026 (it being understood that April 26, 2026 is not a Business Day);

WHEREAS, each Extending Lender (as defined below) has agreed to the requested extension (and the Extending Lenders collectively constitute the Required Lenders), and the Borrowers and the Administrative Agent desire to amend the Facility Agreement on the terms and subject to the conditions set forth herein to evidence the effectiveness of such extension and certain related matters, including reaffirmation by the Guarantors of their obligations under the Guarantee Agreement; and

WHEREAS, each of JPMorgan, Bank of America, N.A., BNP Paribas Securities Corp., Citibank, N.A., HSBC Bank plc, Wells Fargo Bank, N.A., London Branch, Mizuho Bank Europe N.A., Vienna Branch and TD Securities (USA) LLC has been appointed to act as a lead arranger and bookrunner for this Amendment and the extension of the Maturity Date contemplated hereby (in such capacities, the “Amendment Arrangers”).

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Facility Agreement.

SECTION 2. Maturity Date Extension. Each Person listed on Schedule 2.01 hereto under the caption “Extending Lenders” (collectively, the “Extending Lenders”) agrees that, on and as of the First Amendment Effective Date (as defined below), the Maturity Date with respect to such Extending Lender shall be April 25, 2026 (or, if such date is not a Business Day, the next preceding Business Day). Any Person that is a Lender as of the First Amendment Effective Date but is not an Extending Lender (which Persons are set forth on Schedule 2.01 hereto under the caption “Declining Lenders”) shall constitute a Declining Lender for all purposes of Section 2.07(b) of the Facility Agreement, and the provisions of the sixth and seventh sentences of such Section 2.07(b) shall apply as to such Declining Lender. It is acknowledged that the extension of the Maturity Date effected hereby shall reduce the number of occasions on which Parent may further extend the Maturity Date in accordance with the terms and conditions of Section 2.07(b) of the Facility Agreement.

SECTION 3. Representations and Warranties. Parent and each Borrower hereby represents and warrants that:

(a)  The execution, delivery and performance of this Amendment are within the corporate or other organizational powers of Parent and each Borrower and have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action on the part of Parent and each Borrower, as applicable. This Amendment has been duly executed and delivered by Parent and each Borrower and constitutes a legal, valid and binding obligation of Parent and each Borrower, enforceable against Parent and each Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights generally and to general principles of equity regardless of whether considered in a proceeding in equity or at law.

(b)  On and as of the First Amendment Effective Date, after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct (i) in the case of the representations and warranties qualified as to materiality, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty shall be so true and correct on and as of such prior date; provided that (x) in the case of the representations and warranties set forth in Sections 3.05(b) and 3.08(a) of the Facility Agreement, each reference therein to the Effective Date shall be deemed to be a reference to the First Amendment Effective Date and (y) in the case of the representation and warranty set forth in Section 3.05(b) of the Facility Agreement, the reference therein to June 30, 2021 shall be deemed to be a reference to the date of Parent’s audited Consolidated Financial Statements most recently delivered to the Administrative Agent pursuant to Section 5.01(a) of the Facility Agreement.

(c)  On and as of the First Amendment Effective Date, after giving effect to this Amendment, no Default has occurred and is continuing.

SECTION 4. Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which:

(a)  this Amendment shall have been executed by the Administrative Agent, and the Administrative Agent shall have received from Parent, each Borrower and each Extending Lender a counterpart of this Amendment signed on behalf of such Person (which, subject to Section 9.06(b) of the Facility Agreement, may include any Electronic Signatures transmitted by emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page);

(b)  the Administrative Agent shall have received all documents and certificates as the Administrative Agent may reasonably request relating to the formation, incorporation or organization, as applicable, and existence of Parent and each Borrower and good standing of each U.S. Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent;

(c)  the Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and executed by a Financial Officer of Parent, confirming the accuracy of the representations and warranties set forth in Section 3 of this Amendment; and

(d)  the Administrative Agent shall have received, for the account of the Extending Lenders, and JPMorgan, in its capacity as an Amendment Arranger, shall have received, for its own account, in each case, payment in full in cash of all fees due to the Extending Lenders or JPMorgan as separately agreed by Parent.

The Administrative Agent shall notify Parent, the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 5. Reaffirmation of Guarantee. Parent and each Borrower (which, as of the day hereof, constitute the only Subsidiary Guarantors) hereby unconditionally and irrevocably ratifies and reaffirms its obligations under the Guarantee Agreement and confirms that the Guarantee Agreement and its Guarantee of the Obligations thereunder (including its Guarantee of any Obligations arising as a result of this Amendment), continues to have full force and effect at law, notwithstanding this Amendment.

SECTION 6. Effect of this Amendment. (a)  Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Agents or the Lenders under the Facility Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle Parent and the Borrowers to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Facility Agreement in similar or different circumstances.

(b)  On and after the First Amendment Effective Date, each reference in the Facility Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import, and each reference to the Facility Agreement in any other Loan Document, in each case, shall refer to the Facility Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Facility Agreement and the other Loan Documents.

(c)  It is agreed that the Amendment Arrangers and their Related Parties shall be entitled to the benefits of Sections 9.03 of the Facility Agreement with respect to the arrangement of this Amendment, the preparation, execution and delivery of this Amendment and other matters relating to or arising out of this Amendment to the same extent as the Arrangers and their Related Parties are entitled to the benefits of such Sections in respect of the preparation, execution and delivery of the Facility Agreement or other matters relating to or arising out of the Facility Agreement.

SECTION 7. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 9. Incorporation by Reference. The provisions of Sections 9.06(b), 9.09(b) through 9.09(f), 9.10 and 9.11 of the Facility Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

AMCOR PLC,

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President & Group Treasurer

AMCOR PTY LTD,

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President & Group Treasurer

By:	/s/ Arthur Raymond Sorensen
Name: Arthur Raymond Sorensen
Title: Director

AMCOR FINANCE (usa), INC.,

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Vice President

AMCOR UK FINANCE PLC,

By:	/s/ Michael J. Rumley
Name: Michael J. Rumley
Title: Director

AMCOR FLEXIBLES NORTH AMERICA, INC.,

By:	/s/ Ana Carla Conceicao Costa
Name: Ana Carla Conceicao Costa
Title: Vice President

[First Amendment to Three-Year Facility Agreement of Amcor plc]

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent,

By:	/s/ Will Price
Name: Will Price
Title: Executive Director

[First Amendment to Three-Year Facility Agreement of Amcor plc]

Each Extending Lender set forth on Schedule 2.01 hereto UNDER THE HEADING “EXTENDING LENDERS”, by jpmorgan chase bank, n.a., as Administrative Agent, pursuant to the express authorization granted to the Administrative Agent by such extending Lender,

By:	/s/ Will Price
Name: Will Price
Title: Executive Director

[First Amendment to Three-Year Facility Agreement of Amcor plc]